Commitments, Concessions and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Capital commitments [abstract]
Note 18 - Commitments, Concessions and Contingent Liabilities
Note 18 - Commitments, Concessions and Contingent Liabilities

A.	Commitments

(1)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the purchase of raw materials and natural gas in the ordinary course of business for various periods ending in 2038. As of December 31, 2025, the total amount of the commitments is approximately $2 billion. This amount includes the agreements described below.

(2)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the acquisition of property, plant and equipment. As of December 31, 2025, the subsidiaries’ capital expenditures commitments total approximately $725 million. This amount includes the agreements described below.

(3)
As part of the collaboration between ICL's Spanish subsidiary, ICL Iberia, and the Government of Catalonia to advance environmental sustainability goals, the Company has committed to restoring salt piles at ICL Iberia’s sites, mainly through processing and removal via a dedicated collector to the sea. In 2021, the Company signed an agreement with the Catalan Water Agency for the construction and operation of this collector. Key elements of the agreement include, among other things, project management guidelines, financing aspects related to the project, project costs and a determination of an operational maintenance mechanism, including usage costs. In accordance with the agreement and based on the Company's assessment, its share of the project cost is expected to be approximately $100 million, to be paid over the construction and operating periods. Construction, currently underway, is expected to continue until mid-2027, followed by an operational phase of 25 years.

(4)
In 2017, the Company entered into a gas purchase agreement with Energean Israel Limited (Energean), which holds a license to develop the Karish and Tanin gas reservoirs off the shore of Israel. Pursuant to the agreement, Energean will supply the Company with up to 13 BCM of natural gas (NG), valued at $2 billion, over a period of 15 years commencing with its commercial operation of Karish, which commenced in April 2023 following continued delays. The NG from the reservoirs is utilized to operate ICL’s factories and power stations in Israel. The Company has the option to terminate the agreement upon expiration of the DSW's Concession on March 31, 2030, subject to the terms of the concession and the agreement.

(5)
The Articles of Association of the Company and its Israeli subsidiaries include provisions that permit exemption, indemnification and insurance of liability of officers and directors, all in accordance with the provisions of the Companies Law.

The Company, following approval by its HR & Compensation Committee, Board of Directors and shareholders, granted its officers and directors a letter of exemption and indemnification, and also maintains an insurance policy covering directors' and officers' liability, which is renewed annually. The directors' and officers' liability insurance and the exemption and indemnity undertaking do not apply to those cases specified in Section 263 of the Companies Law. The exemption is from liability for damages caused and/or that will be caused, by those officers and directors due to a breach of duty to the Company.

Regarding directors who are officeholders of Israel Corp., who may serve from time to time, on January 5, 2021, the shareholders approved an extension of the period for exemption and indemnification entered into with such officeholders for an additional nine years commencing November 30, 2020, provided that the exemption shall not apply to liabilities arising in connection with a transaction or resolution in which a controlling shareholder or an officeholder, including an officeholder who is other than the officeholder party to the agreement, has a personal interest (within the meaning of the Companies Law).

The amount of indemnification payable by the Company under the letters of indemnification, in addition to amounts received from an insurance company, if any, for all of the officers and directors on an aggregate basis, for one or more of the events detailed therein, is limited to $300 million.

B.	Concessions

(1)	Dead Sea Works Ltd. (hereinafter – DSW)

Pursuant to the Israeli Dead Sea Concession Law, 1961 (hereinafter – the Concession Law), as amended in 1986, and the concession deed attached as an addendum to the Concession Law, DSW was granted a concession to utilize the resources of the Dead Sea and to lease the land required for its plants in Sodom for a period ending on March 31, 2030. According to the Concession Law, should the government decide to offer a new concession after the expiration date to another party, it will first offer the new concession to DSW with terms that are no less attractive than those it may offer to that party.

Based on the interim report and its recommendations published in May 2018, the Israel’s Ministry of Finance released the final report of the inter-ministry team headed by Mr. Yoel Naveh, former Chief Economist, which included a series of guidelines and recommendations regarding the actions that the government should take towards the end of the Concession Period.

In accordance with section 24 (a) of the Supplement to the Concession Law, it is stated, among other things, that at the end of the concession period on March 31, 2030 (the Concession Period) all the tangible assets located in the concession area will be transferred to the government of Israel in exchange for their amortized replacement value – the value of the assets as if they were purchased as new at the end of the Concession Period, less their technical depreciation based on their maintenance condition and the unique characteristics of the Dead Sea area.

On January 27, 2026, a detailed and binding agreement was signed between the Company, DSW, Dead Sea Bromine Company Ltd. and Dead Sea Magnesium Ltd. (the - Dead Sea Companies) and the State of Israel, acting through the Accountant General of the Ministry of Finance, regarding the Dead Sea Companies’ concession assets (the – Concession Assets), including the consideration thereof, based on the principles agreed upon in the Memorandum of Understanding (MOU) signed between the Company, the Dead Sea Companies and the State on November 5, 2025, (the - Detailed Agreement). For further information regarding the Detailed Agreement, see below.

As per section 24 (b) of the Supplement to the Concession Law of the State of Israel, capital investments made within the 10-year period before the end of the concession require prior consent of the Israeli government, unless they can be fully deducted for tax purposes before the end of the Concession Period. However, the government's consent to any fundamental investment that may be necessary for the proper operation of the plants will not be unreasonably delayed or denied.

In 2020, an agreement was concluded between the Company and the government for the purpose of implementing section 24(b) (The 2020 Procedure). The 2020 Procedure determined, among other things, the manner of examining new investments and the consent process. In addition, the 2020 Procedure determined the Company's commitment to invest in fixed assets, including for preservation and infrastructure, as well as for ongoing maintenance of the facilities in the concession area (for the period beginning in 2026) and the Company's commitment to continue production of potassium chloride and elemental bromine (for the period commencing 2028), all subject to the conditions specified in the 2020 Procedure. Until the New Investment Procedure, as defined below, came into effect, the Company operated in accordance with the 2020 Procedure and obtained investment approvals as required.

As part of the Detailed Agreement, a new investment procedure was adopted (the - New Investment Procedure), which replaces the 2020 Procedure. The New Investment Procedure governs the handling of investments and maintenance in the Concession Assets, as well as additional investments required, for the period commencing on January 1, 2025, and until the expiry of the Concession Period, including periodic reporting, and financial reconciliations. For further details regarding the New Investment Procedure, see below.

On March 11, 2025, the State Comptroller published an audit report regarding the State’s regulators oversight over compliance and regulatory aspects of the Dead Sea concession, in the areas of environment and land ("the Report"). The Report includes findings indicating regulatory deficiencies in the State authorities' oversight of the Dead Sea concession. The Report did not directly audit DSW and clarified that the findings do not imply any reduction in DSW’s contributions to the development of the Negev region and the State. The Report mainly emphasizes the intention to guide decision-makers in shaping the future concession agreement towards the end of the current concession in 2030 and refers to the various regulators to provide responses regarding their conduct on matters related to oversight of the current concession.

The Agreement regarding the Dead Sea Concession Assets

Further to the above, and pursuant to section 24 (a) of the Supplement to the Concession Law, on November 5, 2025, the Company and the Dead Sea Companies have signed the MOU with the State, regarding the Dead Sea Companies assets, which are required for the operation of the Dead Sea Concession, and regarding other related matters, including the Company’s rights under the Concession Law. In addition, based on the principles agreed upon in the MOU, the Detailed Agreement between the Company, the Dead Sea Companies and the State was signed on January 27, 2026.

The Company believes that the implementation of the Detailed Agreement will remove significant uncertainty and risks around the termination of the Concession in 2030, at which time the State intends to grant a new concession in a competitive process (the - Future Concession), and provide the Company with certainty regarding the consideration for the Concession Assets (as defined below) and the timing of payment therefor, thereby enabling the Company to plan and prepare in the coming years for the end of the concession period.

As mentioned above, pursuant to the Concession Law, upon the expiry of the Concession Period on March 31, 2030, all fixed tangible assets located within the concession area and required for its operation, and belonging to the concession holder, shall become the property of the State, and whereby the State shall pay the concession holder their value, in accordance with the mechanism set forth in the Concession Law. The Detailed Agreement stipulates that upon the end of the Concession Period, the existing Concession Assets, constituting the fixed assets of the Dead Sea Companies which are used for the exercise of their rights under the Concession Law, as well as the intangible assets of the Dead Sea Companies used for the purpose of operating the concession, shall be transferred to the State or to the Future Concession holder.

All of the above shall be as detailed in the list of the existing concession assets attached as an appendix to the Detailed Agreement, as updated annually until the end of the Concession Period (collectively, the - Concession Assets).

According to the Detailed Agreement, upon the expiry of the concession period, the Concession Assets shall be transferred fit, proper and ready for continued operations, in a manner and condition similar to their condition prior to their transfer, and without any disruption dependent on the Dead Sea Companies. The foregoing does not derogate from the responsibility of the future concession holder to be prepared to receive the assets, rights and obligations under the Detailed Agreement, at its own expense. The process for transferring the Concession Assets shall be governed by an asset transfer procedure to be formulated starting six months prior to the expiry of the Concession Period, and will include, among other things, a handover and transition process for the transfer of the Concession Assets to the Future Concession holder.

Pursuant to the Detailed Agreement, any right or claim brought by any third party in connection with the Concession Assets, the cause of which arose prior to the expiry of the Concession Period, shall apply to the Dead Sea Companies. Any right or claim brought by any third party in connection with the Concession Assets, the cause of which arose after the expiry of the Concession Period, shall apply to the State or to the future concession holder.

In consideration for the transfer of ownership and possession of the Concession Assets, the State shall pay the Company a total amount of $2,540 million, as well as the amounts of the salt harvest investments actually made by the Dead Sea Companies (net of the State’s participation and depreciation, as set forth in the Detailed Agreement), from January 1, 2025, for the purpose of establishing the permanent solution for salt harvesting, transportation and disposal in accordance with the Salt Harvesting Agreement (the  - Harvesting Solution), which is estimated at hundreds of millions of dollars (the – Total Consideration).

Under the Detailed Agreement, the Dead Sea Companies shall maintain a multi-year average level of investments and maintenance in the Concession Assets, as well as an annual minimum level of investments and maintenance, and a multi-year average maintenance-investment ratio until the expiry of the Concession Period. These amounts were set based on the volume of investments and maintenance carried out over the past decade. The Detailed Agreement further stipulates that if the actual level of investments and maintenance performed from January 1, 2025, until the expiry of the Concession Period is lower or higher than the amounts prescribed, certain adjustments shall be made to the Total Consideration, all in accordance with the provisions of the Detailed Agreement and the New Investment Procedure referenced above, which replaces the 2020 Procedure.

As part of the New Investment Procedure, a mechanism was established under which the Dead Sea Companies will provide periodic reports regarding the level of investments and maintenance for the relevant years, including investments for the implementation of the Harvesting Solution (the - Dead Sea Companies Reports), as well as mechanisms for reviews and controls performed by the State in relation to the Dead Sea Companies Reports and, accordingly, mechanisms for financial reconciliation.

The Detailed Agreement provides that upon the end of the Concession Period, the State shall pay the Company 95% of the Total Consideration (subject to any adjustments that may be made, as described above), which shall be determined based on the Dead Sea Companies Reports and subject to any actual determinations (if any) made under the dispute resolution mechanism set forth in the Detailed Agreement, provided that such determinations are issued by the end of the Concession Period.

The remaining balance of the Total Consideration, namely, the remaining 5%, shall be paid on September 1, 2030 (the - Final Reconciliation Date), except for amounts in respect of which an instruction (if issued) was given to withhold payment pursuant to the dispute resolution mechanism, and except for reimbursement relating to the remaining investments required for establishing the Harvesting Solution, to the extent not completed by the Final Reconciliation Date, which shall be reimbursed only upon completion of the Harvesting Solution.

It is noted that if, for any reason, the Harvesting Solution is not completed by the end of the Concession period, the Company shall continue to operate and invest as required in order to complete it, and the reimbursement amounts in respect of the additional investments that will be required after the end of the Concession period shall be paid by the state to the Company within 60 days following the completion of the Harvesting Solution. The foregoing does not derogate from the State’s right to initiate proceedings to enforce its rights with respect to any damage incurred, if incurred, due to the failure to complete the Harvesting Solution by the end of the Concession Period.

Under the Detailed Agreement, it was determined that certain operational agreements required for the operation of the Concession, as detailed in the Detailed Agreement, shall be assigned by the Company to the future concession holder as of the end of the Concession Period. Accordingly, and in order to provide certainty and operational continuity for the downstream industries, as well as for the future concession holder, agreements were established to secure, inter alia, the continued supply of the raw materials required for the downstream industries. These agreements shall apply from the date of signing the Detailed Agreement until March 31, 2035, and shall be extended beyond that period for additional terms, unless either party notifies that it does not wish to extend them. The Company assesses that, based on currently known price levels, and in light of the agreed arrangements, no material change is expected in the profitability of the downstream industries, nor in the profitability of the concession operations (conducted through the Dead Sea Companies).

The Company further undertook in the Detailed Agreement to provide the State with information and documents for the State’s preparations for the tender process and the allocation of the future concession, and to allow reviews of the existing Concession Assets by the State and by the participants in the tender, all subject to confidentiality arrangements and additional arrangements set forth in the Detailed Agreement.

The Company also agreed that it will not object to, nor act against, the cancellation of its right of first offer granted under the current Concession Law, including that it will not oppose the State’s issuance of a tender for the allocation of the Future Concession. Nothing in the provisions of the Detailed Agreement shall prevent or impair the Company’s right, similar to any other comparable bidder, to participate in the tender for the allocation of the future concession.

A Draft Bill Law - Terms and Arrangements for the Future Concession

Following the publication of a draft report by the Israeli Accountant General in September 2024, addressing the preparations for the expiration of the Company’s existing concession and the grant of a new concession in 2030, on December 3, 2025, a draft bill of law concerning the future Dead Sea Concession (the - Draft Bill) was published for public comments.

General Regulatory Provisions:

A provision regarding the establishment of regulatory bodies that will be vested with the authority and responsibility to oversee compliance with the concession requirements, and that will also coordinate the cooperation among the various government ministries that have authority over the concession’s activities; A provision stating that the concession will be allocated through a tender process designed to secure the maximum benefit from the concession for the State and the public, or, alternatively, without a tender process, among other things, where such maximum benefit cannot be ensured; Provisions regarding the identity of the future concessionaire, including it being a special purpose company (SPC), incorporated in Israel, with its principal place of business and management in Israel; A provision stating that in the allocation of the future concession, national security considerations may be considered, and, among other things, an “Interests Order” may be issued under the Government Companies Law, 1975, which would apply to the concessionaire and to its controlling shareholders, for the purpose of safeguarding the strategic interests of the State of Israel throughout the concession term;

The Draft Bill does not include an explicit provision regarding the duration of the concession, however, it stipulates that any concession period exceeding 20 years will be subject to approval by the Israeli Parliament (Knesset) Economic Affairs Committee; Provisions regarding the authority of the relevant regulatory body to revoke, suspend or amend, at any time, any term of the future concession if it determines that such action is essential to achieving the objectives of the law; and provisions regarding the termination of the future concession, including with respect to the transfer of the assets of the future concessionaire to the State's ownership, and the payment therefor.

Provisions Regarding State Revenues from the Future Concession:

The State's revenues according to the Draft Bill include: a one-time concession fee; an ongoing payment regime composed of three revenue streams - royalties, corporate tax, and a surplus profits levy at an annual multi-year average rate of 50% of the future concessionaire’s profit, as well as further payments, including, among other things, pumping fees, water fees, mining and quarrying levies, salt-harvesting costs, and similar charges. The Draft Bill further sets out criteria and tests for defining base products and downstream products on which the concessionaire will be required to pay royalties or taxes, as well as transfer-pricing mechanisms that will apply to sales between the future concessionaire and related parties.

Provisions Concerning Environmental Regulation:

A provision regarding the reduction of the current concession area so that the concession will include only those areas required for the core industrial activity essential to resource extraction, as well as mechanisms for adding or removing areas as needed for the implementation of the concession; and a provision regarding the imposition of responsibility on both the current and future concessionaires, according to any applicable law, for the treatment and remediation of environmental hazards that have occurred during the period of their concession, including the completion thereof after the end of the Concession Period.

The Draft Bill includes several transitional provisions intended to enable the transfer of concession operations from the current concessionaire to the future concessionaire. These provisions include, among other things, authority for the Israeli Accountant General to determine that the new concessionaire will assume the position of the current concessionaire with respect to certain agreements, including employment agreements and collective bargaining agreements executed by the current concessionaire. In addition, and further to the MOU between the Company and the State mentioned above, which was signed prior to the publication of the Draft Bill, the Draft Bill includes a provision cancelling the right of first offer granted to the Company under Section 25 of the Concession Law, which is intended, according to the State’s position, among other things, to allow a competitive tender process.

According to the explanatory notes to the Draft Bill, a chapter relating to the employees of the current concessionaire, as well as a chapter addressing the required adjustments to the tax arrangements that will apply to the future concession, will be added at a later stage of the legislative process.

The Draft Bill constitutes only an initial stage in the legislative process toward the enactment of a new concession law and is subject to a full legislative procedure in all its phases, including public comments, government approval, and a complete legislative process in the Knesset, involving discussions in the relevant committees and votes in the committees and in the plenum. At this stage, it is premature to assess the full implications of the Draft Bill’s provisions on the new concession and on the Company, since, as noted, this is only an initial and partial draft that does not yet include certain material chapters, some of the matters referenced therein are not sufficiently clear, and there is no certainty regarding the provisions that will ultimately be included in the final law or the manner in which they will be applied. Furthermore, the terms and conditions of the future tender have not yet been published and are expected to include financial and other conditions that may have a material impact on the new concession terms and provide a more definitive understanding of the overall arrangement. However, the partial and preliminary terms currently set out in the Draft Bill appear to be more stringent than those of the current concession. The final law, once enacted, may differ materially from the Draft Bill. In addition, the terms of the future tender, which are currently unknown, may have a material impact on the terms of the concession as a whole. The Company presented its comments on the Draft Bill orally during the public hearing and subsequently submitted its written comments to the State. To the best of the Company’s knowledge, additional parties also submitted comments and participated in the hearing.

The Company is monitoring the formulation of Future Concession's terms by the State and will review them once published to the public as part of the tender process. To the extent that the terms are economically viable and ensure a stable regulatory environment, the Company intends to participate in the process and continues to believe that it is the most suitable candidate to operate the Future Concession, among other things, in light of its experience and expertise.

The consolidated Financial Statements were prepared under management's assumption that it is more likely than not that ICL will continue to operate the relevant assets for their remaining useful lives, which extends beyond the term of the current concession period, by obtaining a new concession.

Royalties

In consideration of the concession, DSW pays royalties to the State of Israel calculated at a rate of 5% of the value of the products at the plant gate, less certain expenses.

DSW has granted a sub‑concession to Dead Sea Bromine Ltd. to produce bromine and its compounds from the Dead Sea, the expiration date of which is concurrent with DSW’s concession. The royalties in respect of the products manufactured by Dead Sea Bromine are received by DSW which then pays them to the State of Israel. Royalties are also paid by Dead Sea Magnesium based on carnallite (the raw material for potash) used in its production of magnesium.

(2)	Rotem Amfert Israel (hereinafter – “ICL Rotem”)

ICL Rotem has been mining phosphates in the Negev in Israel for more than sixty years. The mining activities are carried out pursuant to a phosphate mining concession granted by the Supervisor of Mines under the Mines Ordinance, as required by Israel’s Ministry of Energy. In addition to the concession, ICL Rotem operates under authorizations issued by the Israel Lands Authority (the Land Authority). The concession relates to quarries (of phosphate rock), whereas the authorizations cover the use of land as active mining areas.

Mining Concession and Licenses

On December 29, 2024, ICL Rotem was granted a new mining concession which includes the fields of Rotem, Hatrurim, Zafir Field, and Oron-Zin, as well as Oron north, for a period of up to 20 years, effective January 1, 2025, through December 31, 2044, provided that the mining operation continues to be on a commercial viable basis. The concession was granted following a competitive process conducted by Israel Ministry of Energy and Infrastructure. The new concession extends the Company's obligations under the previous concession to assure restoration of its mining and plants areas according to outlined requirements attached to the new concession, in addition to a bank guarantee issued by ICL Rotem in the amount of about $16 million.

Following the issuance of the new concession by the Ministry of Energy, a petition was filed with the Supreme Court of Israel challenging the competitive process under which the concession was granted. On May 7, 2025, the Supreme Court rejected the petition.

Lease Agreements

As of the reporting date, ICL Rotem has one lease agreement in effect until 2041. In addition, the Company has two other lease agreements: one for the Zin plant, which expired in 2024 and is currently under renewal process with the Land Authority, and another for the Oron plant, which expired in 2017. Regarding the Oron plant, the Land Authority has agreed to renew the lease until the end of 2044, and the parties are in the process of entering into a new lease agreement. In addition, the Land Authority has extended the current mining permit agreement until a new agreement enters into force under the new concession.

Mining Royalties

According to the terms of the concession, ICL Rotem is required to pay royalties to the State of Israel for mining Phosphate.

In accordance with the Mines Ordinance (Third Addendum A), the royalty rate for production of phosphates is 5% of the value of the quarried material. In 2021, the Ministry of Energy issued an amendment to the Third Addendum A, which anchors and clarifies the basis for calculating royalty components.

Zoning

The mining and quarrying activities require a zoning approval of the site based on a plan in accordance with Israel’s Planning and Building Law, 1965. Such plans are updated, as needed. As of the reporting date, there are several requests at various stages of deliberation pending for consideration by planning authorities.

Zin-Oron area - In 2016, the Southern District Committee for Planning and Construction approved a detailed site plan for mining phosphates in the Zin‑Oron area (the Plan). The Plan, which covers an area of about 350 square kilometers, will permit the continued mining of phosphate located in the Zin valley and in the Oron valley for a period of 25 years or until the exhaustion of the raw material – whichever occurs first, with the possibility of an extension (under the authority of the District Planning Board). In addition, in May 2025, a new mining plan for the northern Oron area, covering approximately 0.3 square kilometers, was approved.

In connection with the approval of the mining plan for the northern Oron area, on June 30, 2025, a petition was filed with the Be'er Sheva District Court objecting to the District Committee for Planning and Construction's approval, alleging material deficiencies in the approval process. The Company submitted its response to the petition in September 2025, and a court hearing was held on January 2026. The proceedings are ongoing.

Rotem's phosphate rock reserves

The Company is promoting a plan to mine phosphates in the Barir field, located in the southern part of the South Zohar deposit in the Negev Desert. In 2015, the National Planning and Building Council (hereinafter – the National Council) approved a Policy Document regarding Mining and Quarrying of Industrial Minerals, which included a recommendation to permit phosphate mining in the South Zohar deposit and to advance a detailed National Outline Plan for the Barir field mining site. According to the recommendation of the National Council, the government’s Housing Cabinet approved the National Outline Plan (hereinafter - NOP 14B).

In 2018, the Minister of Health filed an appeal against the said approval, requiring compliance with the Ministry of Health’s recommendation to conduct a survey regarding the health impact at each site included in NOP 14B. As part of a discussion in the Housing Cabinet regarding the appeal, it was decided, with the consent of the Ministries of Health, Finance and Energy, to remove the appeal and to approve NOP 14B, which was subsequently formally published.

In addition, it was decided to establish a team with representatives from the Treasury, Health, Transportation, Environmental Protection and Energy ministries (hereinafter – The Inter-Ministerial Team), which will present a report to the Housing Cabinet that includes health aspects for NOP 14B.

In 2018 and 2019, petitions were submitted to Israel’s Supreme Court by the municipality of Arad and by residents of the Bedouin community in the "Arad Valley" against the National Council, the Government of Israel and ICL Rotem, to revoke the approval of NOP 14B and to order the National Council to discuss the NOP directives, while giving proper weight to the health risk.

In 2020, the Inter-Ministerial Team reached an outline agreement regarding the examination of health aspects of NOP 14B, which, according to the State, constitutes an appropriate response for the review of potential health hazards on which the petitions focus.

In 2021, the Supreme Court decided to reject the petitions following a preliminary decision by the National Planning and Building Council to incorporate the main points of the outline agreement in the provisions of NOP 14B.

At the end of 2021, the Housing Cabinet re-approved the amended NOP 14B, following which the former Minister for Environmental Protection submitted a request for a government review of past decisions prior to promoting the Detailed NOP for the Barir field. In accordance with the decision of the Ministry of the Interior, a deliberation of the matter should have been held by July 2022.

The Company filed a petition with the Israel's Supreme Court on July 9, 2025, against the Israeli Government in the absence of any progress in promoting the detailed NOP for the Barire field. On September 7, 2025, the Government of Israel issued a decision to promote the NOP, rendering the continuation of the legal proceeding in the petition unnecessary. Accordingly, the petition was withdrawn by mutual consent.

In September 2025, the Municipality of Arad filed a petition against the Government of Israel and the Company, seeking to revoke the government’s decision and requesting an interim order to halt its advancement. On October 15, 2025, the Supreme Court rejected the request for an interim order and instructed the respondents to submit their response to the petition. On December 15, 2025, the Company submitted its response to the petition.

According to the Company's assessment, the estimated useful life of Rotem's phosphate rock reserves, suited for its specialty products, in its existing mining areas is limited. The Company is making efforts to promote suitable alternatives for additional resources that will secure its future phosphate operations at ICL Rotem. As part of these efforts, the Company continues to advance several pilot development projects. Some of which have been successful in adapting the usage of different grade types of phosphate rock for the Company’s products as part of an effort to utilize and increase existing phosphate reserves. In addition, it is working to advance future mining of phosphate rock in other areas, subject to permits and approvals.

The Company estimates that it is more likely than not that it will be able to continue its phosphate operations at ICL Rotem by obtaining the required additional resources within a time frame that is not expected to materially affect the Company's results. Nevertheless, there is no certainty regarding the extent of future phosphate rock resources in other areas, or that the Company will succeed in obtaining the required approvals and permits for them, and, even if they are granted, the timing at which they will be received. Also, there is no certainty that the development of pilot projects will succeed in utilizing and increasing existing phosphate reserves or that they will be economically viable. Failure to obtain the additional resources, or a significant delay in obtaining them, may lead to discontinued production at Rotem, and, as a result, to a material impact on the Company's business, financial position and results of operations.

Other regulations

•
Emission Permit - In January 2024, a new emission permit was issued to ICL Rotem under the Israeli Clean Air Act (hereinafter - the Law) valid until January 2031. The Company is in active discussions with Israel’s Ministry of Environmental Protection (MoEP) to assure adherence to all conditions outlined in the permit, including those specified in an administrative order under Section 45 of the Law, and to achieve satisfactory resolutions to notable timeline execution challenges for a limited number of projects.

•	Phosphogypsum storage - In 2021, a new Urban Building Plan was approved (the 2021 plan), the main objectives of which are to regulate areas for phosphogypsum storage reservoirs.

Regarding the phosphogypsum waste ponds, under the 2021 plan, Pond 5, which has been operational since 2018, is permitted for use until the end of its expected operational life, currently expected in 2027. On December 14, 2025, following an extended regulatory process, the District Committee for Planning approved the validation of the reuse plan for Pond 4, subject to the fulfillment of certain conditions (the - Plan). The Plan was published on December 18, 2025, and came into force on January 1, 2026. In parallel, in order to ensure a storage solution at the end of Pond 4’s operational life in 2030, the Company is advancing a plan to establish Pond 6 in accordance with understandings reached with certain authorities.

On December 31, 2025, petitions were filed with the Supreme Court and the District Court in Israel by private parties against the approval of the Plan and its conditions. Alongside the petitions, the applicants submitted applications for interim injunctions to suspend the enforcement of the Plan. These applications were rejected by both the Supreme Court and the District Court.

(3)	ICL Iberia – a subsidiary in Spain

ICL Iberia was granted mining rights under Spanish government legislation enacted in 1973, along with its accompanying regulations. Pursuant to the special mining regulations, ICL Iberia received individual licenses for each of the 126 different sites relevant to its current and future mining operations. Some of these licenses are valid until 2037, while the remainder are effective through 2067.

ICL Iberia operates a potash production center in Suria, which requires, among other things, both an environmental mining license and an urban license. Up to 2020, ICL Iberia operated two potash production centers in Suria and Sallent. However, as part of an efficiency plan, the Company consolidated its activities into one site by expanding the Suria production site and discontinuing potash production at the Sallent site.

ICL Iberia holds both an urban license for the Suria site and an environmental mining license that complies with updated environmental protection regulations in Spain (Autoritzacio Substantive). In 2021, ICL Iberia was granted an updated environmental mining license, an Environmental Impact Assessment, and new urban permits, which together support increased processing volumes and expanded salt piling capacity at Suria.

In 2022, an Urban Master Plan (PDU) was approved, modifying the urban qualification of the area and increasing the permitted height of the salt pile, thereby enabling the accumulation of an additional approximately 10 million tonnes of salt. This additional capacity is expected to support salt piling in the coming years until the implementation of a new collector system for salt removal. For further details, see Note 18(A)(3).

In July 2024, the Urban development Plan was approved, and the Environmental Impact Assessment was issued on March 4, 2025, followed by Final Mining Approval on June 6, 2025. The final operating license was granted on November 6, 2025, allowing the initiation of construction for the extension, as well as the piling of part of the salt in the existing Salt deposit.

(4)	United Kingdom

A.
ICL Boulby, ICL's subsidiary in the UK, holds onshore and offshore mineral leases and licenses that allow for the extraction of various minerals, along with numerous easements and rights of way from private landowners. The offshore mineral field is leased from The Crown Estate on a production royalty basis and includes provisions for the exploration and exploitation of all targeted and known polyhalite and salt mineral resources of interest to ICL Boulby.

ICL Boulby has been actively engaged in negotiations with the private property owners and in 2025 secured the renewal of two existing lease agreements. The renewal of the remaining leases has been referred to the High Court of Justice in London for a decision regarding the applicable calculation mechanism for the lease fees payable. The Company estimates that the proceedings will be concluded in the first half of 2026. In addition to the leases subject to court proceedings, ICL Boulby also holds 15 active leases with expiration dates ranging from 2026 to 2073.

Historically, lease renewals have not posed significant challenges. ICL Boulby believes that all land and mineral leases will be renewed as required and expects to obtain all necessary government approvals and permits for the continued exploitation of all targeted mineral resources.

In 2022, the North York Moor National Planning Authorities (hereinafter - NYMNPA) granted planning permission for the extraction of polyhalite and salt through 2048. As part of the approval, ICL Boulby was required to submit management plans for NYMNPA's approval. As of the reporting date, all required plans are completed and approved.

Regarding mining royalties, ICL Boulby pays royalties at a rate of 2.1%, which amounted to about $1.5 million in 2025

B.
A UK subsidiary within the Growing Solutions segment (hereinafter – Everris Limited) owns peat mines in the UK (Creca, Nutberry, and Douglas Water). Peat is used as a component in the production of professional growing media. The extraction permits for Creca site are valid until the end of 2051, and the site is currently operational. However, mining activity at the Nutberry and Douglas Water sites ceased in 2024, following the expiration of their respective permits. Restoration activities at these sites have commenced and are currently ongoing.

(5)	YPH - China

Mining Concessions

YPH, ICL's subsidiary in China, which is equally owned with Yunnan Yuntianhua Corporation Ltd. ("YYTH"), holds a phosphate mining license that was issued in 2015 by the Division of Land and Resources of the Yunnan district in China for the Haikou Mine (hereinafter – Haikou) which is valid until January 2043.

Natural Resources Royalties

With respect to the mining rights, in accordance with China "Natural Resources Tax Law", YPH pays royalties of 8% on the selling price based on the market price of the rock prior to its processing. The total royalties paid in 2025 were about $4.4 million.

C.	Contingent liabilities

(1)	Ecology

A.
In June 2022, an unexpected flow of brine was discovered above ground at the outskirts of an alluvial fan area, which, according to initial assessment by the Company, appears to have resulted from a combination of seepage from the feeder canal of ICL Dead Sea’s pumping station P-9 (hereinafter - P-9) and unique ground conditions, which, according to the Company's estimation, does not exceed the approved design specifications of P-9. The Company installed sealing sheets over an approximately 2km long section of the 15km feeder canal in the area of the fan, according to the instruction of Israel's Nature and Parks Authority. The Company is in discussions with the MoEP regarding the implementation of the remaining corrective requirements.

Following the event, a hearing process was held during which the District Manager of the Ministry of Environmental Protection (MoEP) recommended to open an investigation by the Green Police. To the best of the Company’s knowledge, the Green Police initiated an investigation, the results of which cannot be estimated.

B.
In 2017, the Israeli Water Law was amended, according to which saline water of the kind produced for Dead Sea plants by the Company's own water drilling is charged with water fees. In October 2021, following the Company’s objection to the imposition of water fees for drilling within the concession area, the Water Authority informed the Company that such fees would not apply. This decision was based on the legal opinion issued by the Israeli Ministry of Justice (the Opinion), according to which the royalties arrangement established in the Dead Sea Concession Law, 5771-1961, constitutes the exclusive legal framework for payment in connection with water extraction in the concession area, and that imposing additional water fees beyond the royalties is not legally permissible. In September 2022, two petitions were filed with the Supreme Court of Israel by certain non-profit organizations against the Water Authority, Israel’s Attorney General, the Ministry of Justice, Mekorot Water Company Ltd. and the Company.

The petitioners requested that the Court rule that the Opinion was incorrect and that, accordingly, the Company should be obligated to pay water fees for saline water extracted from wells within the concession area, in addition to royalties, retroactively from 2018. On December 3 ,2025, the Supreme Court rendered its ruling, accepting the petitions and determining that the Company is obligated to pay water fees retroactively from 2018. As a result, the Company recorded a provision in the amount of $94 million, of which $80 million relates to prior years. Subsequently, on December 18, 2025, the Company filed a motion for a further hearing before the Supreme Court.

C.
In 2021, a decision was rendered by the Israel Water Authority, despite the Company's objection, that the Company's status should be changed to a "Consumer-Producer", as defined in the Water Law, commencing with the Water Authority's production license, issued to the Company for 2021. In December 2023, after the Company’s appeal was rejected by the Water Court, the Company appealed against this decision to the Supreme Court. Following the Israel Water Authority's response to the appeal, a hearing was set for March 2026. The Company has made sufficient provision in its financial statements.

Concurrently, in 2022, the Movement for the Quality of Government in Israel (MQG) filed an appeal requesting that the Water Court compel the Water Authority to apply the Company's reclassification retroactively to 2018. In January 2024, the Water Court accepted the Company's request to postpone the proceedings on MQG's appeal until a final ruling is issued by the Supreme Court regarding the Company’s own appeal concerning its “Consumer-Producer” classification. The assessment of the Company is that it is more likely than not that the appeal filed by MQG will be rejected.

D.
In 2020, an application for a class action (the Application) was filed in the Beer Sheva District Court in Israel against the Company, the Company's subsidiary, ICL Rotem, and certain of the Company's present and past officeholders, by a number of local residents in the Arava region in the south of Israel (hereinafter – the Applicants). The Applicants claim that discharge, leakage and seepage of wastewater from ICL's Zin site allegedly caused various environmental hazards to the Zin stream, which resulted in damage to various groups in Israel’s population, including: the Israeli public as the Zin stream property owners; those who avoided visiting Zin stream due to the environmental hazards; visitors of Zin stream who were exposed to the aforementioned hazards and the residents of the area near Zin stream who were affected by the hazards. Accordingly, the Applicants request several remedies, including restitution and compensation for the damage that they claim was caused to the various groups in a minimum amount of NIS 3 billion (approximately $933 million), the majority of which relates to compensation for claimed consequential damages.

In November 2022, the parties signed a procedural arrangement to resort to a mediation process in an attempt to settle the dispute outside of court. The Nature and Parks Authority (hereafter - NPA), which was not a party to the original application, also signed the agreement, and by virtue of it, it joined the Application and the mediation process. As a result, all proceedings before the court, including requests for temporary relief, were suspended. As part of the procedural arrangement, the transfer of approximately 5.5 million NIS from the Company to NPA was approved to fund the NPA’s palm trees rescue operations at Neot Zin and Akrabim for the years 2022-2026.

The Company rejects all the said allegations. Considering the preliminary stage of the proceeding and the lack of precedents for such cases in Israel, including the related insurance aspects, and in light of the transition to a mediation procedure, it is difficult to estimate its outcome. No provision has been recorded in the Company's financial statements.

E.
In July 2019, an application for approval of a claim as a class action was submitted to the Jerusalem District Court by an Israeli environmental association (hereafter - the Applicant) against 30 defendants, including Fertilizers and Chemicals Ltd., a subsidiary of the Company (hereinafter – the Respondents). The application includes claims relating to air pollution in Haifa Bay (located in northern Israel) and to alleged illness therefrom to the population of the said area.

Within the framework of the petition, the Applicant requests declarative relief and the establishment of a mechanism for compensation awards, without specifying their amount, or alternatively, for splitting remedies to allow each group member to sue for damages in a separate proceeding. In January 2022, the Company filed its objection to the petition. Considering the limited precedents of such cases in Israel, it is difficult to estimate the outcome of the proceeding. No provision has been recorded in the Company's financial statements.

F.
In 2018, an application for certification of a claim as a class action was filed with the Be’er Sheva District Court by two groups: the first class constituting the entire public of the State of Israel and the second-class constituting visitors to the Bokek stream and the Dead Sea (hereinafter – the Applicants), against the Company’s subsidiaries, ICL Rotem and Periclase Dead Sea Ltd. (hereinafter – the Respondents).

According to the claim, the Respondents have allegedly caused continuous, severe and extreme environmental hazards through pollution of the “Judea group – Zafit formation” groundwater aquifer (hereinafter – the Aquifer) and the Ein Bokek spring with industrial wastewater, and, in doing so, the Respondents have violated various provisions of property law and environmental protection law, including the provisions of the Law for Prevention of Environmental Hazards and the Water Law, as well as violations relating to the Torts Ordinance – breach of statutory duty, negligence and unjust profits. The leakage began in the 1970’s during which time the Company was government-owned and ended by 2000.

As a result, the Court was requested to order the Respondents to eliminate the proprietary violation in reference to the Aquifer and Bokek stream by restoration thereof and to pay the public compensation in an estimated amount of NIS 1.4 billion (about $435 million).

In April 2022, the Be'er Sheva District Court dismissed the application on the grounds of statute of limitations and property rights. In October 2023, Israel's Supreme Court ruled on the appeal, dismissing the plaintiffs' claim regarding property rights, and accordingly, dismissing the application for certification on behalf of the entire public of the State of Israel, yet accepted the appeal with regards to the statute of limitations claim, and ruled that application for certification is approved for a limited class consisting of visitors to the Bokek stream. In accordance with this ruling, the application for certification, limited to this group, will be reviewed by the District Court.

With the renewal of the proceedings in the District Court, the plaintiffs filled a request for interim relief regarding the restoration of the Bokek stream to which the Court ordered the State to respond. In September 2024, the State filed its response to the motions for temporary relief measures. According to the response, a distinction must be made between the question of responsibility and the question of how the remedies for formulating the rehabilitation solutions are being carried out, with the latter not being under the Court’s jurisdiction but rather in the hands of the State’s certified parties. Regarding the question of responsibility, the State supports the plaintiff’s position.

In addition, in September 2024, the parties reached a deliberative arrangement by which the parties will pursue an agreed mechanism for the improvement of the water flow in the reserve.

Since the judgement of the Supreme Court mainly addressed preliminary questions, without discussion of the Respondent's responsibility or the amount of damages, and even explicitly stated that certain questions remained open in the judgment of the District Court and were not decided by the Supreme Court, it is difficult to estimate the proceeding’s outcome. No provision has been recorded in the Company's financial statements.

G.
In 2015, a request for certification of a claim as a class action was filed with the Tel Aviv-Jaffa District Court against eleven defendants, including the subsidiary Fertilizers and Chemical Ltd., in respect of claims relating to air pollution in Haifa Bay and the alleged harm caused to its residents. The amount of the claim was about NIS 13.4 billion (around $4.2 billion). On January 13, 2026, the court rejected the request for class action certification, stating, among other things, that the petitioners have not proven the existence of excessive air pollution in Haifa Bay caused by the respondents nor the causal link to the alleged damages. The court awarded costs in favor of all defendants in the amount of NIS 1 million.

(2)	Increase in the level of the evaporation pond in Sodom (hereinafter – Pond 5)

Minerals from the Dead Sea are extracted through a solar evaporation process, during which salt precipitates and accumulates on the bed of Pond 5, located at one of DSW's sites. The process results in the formation of a salt layer of approximately 15 million cubic meters per year. Maintaining the required brine volume in Pond 5 is essential for the continued production of raw materials. A failure to preserve a constant brine volume could lead to a reduction in production capacity.

In addition, an increase in the water level of Pond 5 above a certain threshold may cause structural damage to the foundations of hotel buildings located near the shoreline, the Neve Zohar settlement, and other infrastructure situated along the western edge of Pond 5. Construction of the hotel-adjacent section has been completed, and work in the intermediate area between hotel complexes, led by the Dead Sea Preservation Government Company Ltd., is near completion.

Maintaining the water level at or below 15.1 meters — the level reached at the end of 2021 — was achieved through a joint project by the Dead Sea Preservation Government Company Ltd. and DSW (which funded 39.5% of the project's cost). This project involved constructing coastal defenses, including raising the dyke along the western beachfront adjacent to the hotels and installing a subterranean water-lowering system. Construction of the hotel-adjacent section has been completed, and work in the intermediate area between hotel complexes, led by the Dead Sea Preservation Government Company Ltd., is nearing completion.

Since 2022, brine volume in Pond 5 has been maintained through the Salt Harvesting Project (the "Permanent Solution"), approved by the National Infrastructures Committee and the Israeli Government. The project includes the construction of the P-9 pumping station. As of the reporting date, the water level of Pond 5 has not exceeded the maximum permitted height (15.1 meters).

The Permanent Solution, agreed upon with the Israeli Government in 2012, is intended to regulate the water level of Pond 5 through ongoing salt harvesting and transfer of the salt to the Northern Basin of the Dead Sea, and is designed to remain in effect until the end of the current concession period in 2030. According to the agreement, the planning and execution of the Permanent Solution will be performed through the Salt Harvesting Project by DSW. It also stipulates that, from January 1, 2017, the water level in the pond must not exceed 15.1 meters. Nevertheless, in the event of material delays resulting from exceptional planning requirements or judicial decisions – and provided the Company has not violated its obligations – the Company may request to temporarily exceed the permitted water level.

The Company and the State of Israel bear 80% and 20%, respectively, of the cost of the Permanent Solution. However, the State's share will not exceed NIS 1.4 billion. For further information, see 18(1) above.

(3)
In connection with the Harmonization Project (to create one global ERP system) which was discontinued in 2016 by a decision of the Company's Board of Directors, in December 2018, the Company filed a lawsuit in the Tel Aviv District Court against IBM Israel, the leading project provider (hereinafter – IBM), in the amount of $300 million (about a billion NIS) for compensation of damages incurred to the Company due to IBM’s failure to meet its undertakings within the Project, which led to the failure of the Project.

In March 2019, IBM filed its statement of defense, together with a counterclaim against the Company, according to which IBM claims that ICL allegedly refrained from making certain payments, conducted negotiations in bad faith, and terminated the project unilaterally, in a way that harmed IBM's reputation and goodwill and therefore claims an amount of about $53 million (about ILS 170 million), including VAT and interest. In June 2019, the Company filed a statement of defense with respect to the counterclaim in which the Company rejected all of IBM's claims.

In January 2021, IBM filed a request for dismissal including the deletion of the remedies claimed by the Company arising from the termination of the agreement between the parties, which was rejected by the Court in March 2022. In August 2021, the Company filed a request to delete IBM's statements of claim, on the grounds that IBM acted in order to delay, burden and disrupt a professional expert's work, and thus to impair the documents discovery process. In March 2022, the Court rejected the request.

In September 2024, a concluding pre-trial hearing was held in which it was decided, among other things, to appoint an expert on behalf of the court. In February 2025, the Court notified that it was considering appointing an expert on its behalf and determined that the parties should submit a joint statement by March 2025, which will include the expert's response to the agreed list of questions.

In March 2025, the parties notified the Court of their agreement to enter into a mediation process in an effort to resolve the disputes between them. As of the reporting date, the mediation process is ongoing.

Considering the complexity of the claims and in light of the transition to a mediation procedure, it is difficult to estimate the outcome. Nevertheless, the Company believes it is more likely than not that IBM's claims in its counterclaim will be rejected.

(4)
In addition to the contingent liabilities, as stated above, as of the reporting date the contingent liabilities regarding the matters of environmental protection and legal claims which are pending against the Group are in immaterial amounts. It is noted that part of the above claims is covered by insurance. According to the Company’s estimation, the provisions recognized in its financial statements are sufficient.